UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2010
CCA Industries, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31643	04-2795439

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Murray Hill Parkway, East Rutherford, New Jersey	07073

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 330-1400
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On September 28, 2010, the Superior Court for the State of California, County of Los Angeles, Central Civil West, entered a Final Order and Judgment in the case Denise Wally and Lauren Fleischer, etal. vs. CCA Industries, Inc. The Final Order reconfirms the Preliminary Approval order dated June 9, 2010, which, subject to the Court’s final approval, provided for the deposit of Two Million Five Hundred Thousand dollars ($2,500,000) into a common fund to be dispersed as per provisions approved by the Court in the final Order of Settlement.
Item 9.01 Exhibits
The following exhibits are annexed hereto:

Exhibit 1 —	Final Order and Judgment dated September 28, 2010
SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 12, 2010

CCA Industries, Inc.

Registrant

By:	/s/ Ira W. Berman

Ira W. Berman
Chairman of the Board